Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended June 30, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(8,110,667)
Unrealized Gain (Loss) on Market Value of Futures	(9,738,675)
Dividend Income	63,678
Interest Income	895,265
ETF Transaction Fees	2,800
Total Income (Loss)	$(16,887,599)

Expenses
Management Fees	$431,288
Professional Fees	57,752
Brokerage Commissions	26,875
Non-interested Directors' Fees and Expenses	5,540
Prepaid Insurance Expense	8,287
Total Expenses	$529,742
Net Income (Loss)	$(17,417,341)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/18	$655,708,977
Additions (1,150,000 Shares)	49,982,945
Net Income (Loss)	(17,417,341)

Net Asset Value End of Month	$688,274,581
Net Asset Value Per Share (15,750,000 Shares)	$43.70

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended June 30, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(42,575)
Unrealized Gain (Loss) on Market Value of Futures	(451,000)
Dividend Income	2,749
Interest Income	12,807
ETF Transaction Fees	700
Total Income (Loss)	$(477,319)

Expenses
Management Fees	$6,053
Professional Fees	5,655
Brokerage Commissions	136
Non-interested Directors' Fees and Expenses	96
Prepaid Insurance Expense	207
Total Expenses	12,147
Expense Waiver	(4,697)
Net Expenses	$7,450
Net Income (Loss)	$(484,769)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/18	$10,704,007
Additions (50,000 Shares)	1,022,888
Withdrawals (50,000 Shares)	(948,745)
Net Income (Loss)	(484,769)

Net Asset Value End of Month	$10,293,381
Net Asset Value Per Share (550,000 Shares)	$18.72

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended June 30, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(5,548)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(4)
Unrealized Gain (Loss) on Market Value of Futures	(121,102)
Unrealized Gain (Loss) on Foreign Currency Translations	(27)
Dividend Income	568
Interest Income	1,879
Total Income (Loss)	$(124,234)

Expenses
Management Fees	$917
Professional Fees	2,655
Brokerage Commissions	32
Non-interested Directors' Fees and Expenses	15
Prepaid Insurance Expense	329
Total Expenses	3,948
Expense Waiver	(2,881)
Net Expenses	$1,067
Net Income (Loss)	$(125,301)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/18	$1,790,246
Net Income (Loss)	(125,301)

Net Asset Value End of Month	$1,664,945
Net Asset Value Per Share (100,000 Shares)	$16.65

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended June 30, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(8,158,790)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(4)
Unrealized Gain (Loss) on Market Value of Futures	(10,310,777)
Unrealized Gain (Loss) on Foreign Currency Translations	(27)
Dividend Income	66,995
Interest Income	909,951
ETF Transaction Fees	3,500
Total Income (Loss)	$(17,489,152)

Expenses
Management Fees	$438,258
Professional Fees	66,062
Brokerage Commissions	27,043
Non-interested Directors' Fees and Expenses	5,651
Prepaid Insurance Expense	8,823
Total Expenses	545,837
Expense Waiver	(7,578)
Net Expenses	$538,259
Net Income (Loss)	$(18,027,411)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/18	$668,203,230
Additions (1,200,000 Shares)	51,005,833
Withdrawals (50,000 Shares)	(948,745)
Net Income (Loss)	(18,027,411)

Net Asset Value End of Month	$700,232,907

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612